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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2002

                             U.S. HOME SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                     0-18291                 75-2922239
  (State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)              File Number)        Identification Number)

 750 State Highway 121 Bypass, Suite 170
          Lewisville, Texas                                                75067
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (214) 488-6300

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     As previously reported, on October 29, 2001, certain stockholders ("Selling Stockholders") of U.S. Home Systems, Inc. (the "Company" or "U.S. Home") entered into a Stock Purchase Agreement with an unaffiliated third party and its assigns (collectively, the "Purchaser") for the sale of up to 600,000 shares of common stock of the Company which were registered pursuant to a registration statement that was declared effective by the U.S. Securities and Exchange Commission on July 6, 2001 (the "Registration Statement").

     Pursuant to the terms of the Stock Purchase Agreement, Purchaser purchased 600,000 shares of the Company's common stock from the Selling Stockholders at a price of $3.00 per share. The Selling Stockholders, as identified below, include certain officers and directors of the Company. The Company did not receive any of the proceeds from the sale of the common stock by the Selling Stockholders.

     Effective January 2, 2002, the Selling Stockholders entered into an Option Agreement with an unaffiliated third party and its assigns ("Optionee") and granted to the Optionee an option ("January Option") to purchase at a price of $3.50 per share, in whole or in part, up to 300,000 shares of U.S. Home common stock ("U.S. Home Stock") owned by the Selling Stockholders and which shares have been registered pursuant to the Registration Statement.

     The Option Agreement provided that the right to purchase the U.S. Home Stock shall vest on the first business day after the closing sales price of the U.S. Home common stock, as quoted on the Nasdaq SmallCap Market System, is equal to $5.00 or more for 20 consecutive trading days. On February 13, 2002, the U.S. Home common stock had closed at $5.00 or more per share for the preceding 20 consecutive trading days. The right of Optionee to purchase the U.S. Home Stock is vested and Optionee shall have the right to purchase the U.S. Home Stock at a price of $3.50 until January 1, 2004, when the January Option expires.

     The Optionee has agreed that it will not resell any of the U.S. Home Stock which it acquires upon exercise of the January Option until the earlier of one year after the purchase of such U.S. Home Stock or until such time as U.S. Home files after January 2, 2002 a registration statement to register any of its shares of common stock.

     The following table lists the names of the Selling Stockholders, the number of shares of common stock beneficially owned by each Selling Stockholder on July 6, 2001, the number of shares which may be offered for sale by such Selling Stockholders pursuant to the Company's Prospectus dated July 6, 2001, the number of shares of common stock sold pursuant to the Stock Purchase Agreement and the number of shares of U.S. Home common stock owned by each Selling Stockholder subject to the January Option. Further, the below table identifies the officers and directors of the Company who are also Selling Stockholders.

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
                                            Number of Shares                                      Number of Shares
                                              of Common Stock  Number of Shares  Number of Shares of Common Stock
                                                Included in     of Common Stock  Sold Pursuant to    Subject to
                                               Registration      Beneficially    Stock Purchase    January Option
            Selling Stockholder                Statement (1)       Owned (2)      Agreement(3)       Agreement(4)
--------------------------------------------------------------------------------------------------------------------
About Face Limited                                640,300           640,300           99,347            49,673
Murray H. Gross                                   640,300(5)        640,300(5)        99,347            49,673(6)
Peter T. Bulger (7)                               266,041           266,041           41,278            20,639
Gross Family Trust                                203,839           203,839           31,627            15,814
Steven L. Gross                                   203,839(8)        203,839(8)        31,627            15,814(9)
Robert A. DeFronzo (10)                            44,939            44,939            6,973             3,486
David A. Yoho Revocable Trust                     309,491           309,491           48,019            24,010
David A. Yoho                                     309,491(11)       309,491(11)       48,019            24,010(12)
Ronald I. Wagner (13)                             698,097           698,097          108,314            54,157
Garden State Exterior Remodeling, Inc.            103,164           103,164           16,007             8,003
David L. Moore                                    335,282(14)       335,282(14)       52,021(15)        26,010(16)
Kiernan Family Trust (17)                         257,909           257,909           40,016            20,008
Gregory F. Kiernan                                232,118(18)       232,118(18)       36,014            18,007
Mark Honigsfeld Revocable Living Trust            279,149           286,891           43,312            21,656
Ali Honigsfeld Trust                               30,342            30,342            4,708             2,354
Avi Honigsfeld Trust                               30,342            30,342            4,708             2,354
Dahlia Honigsfeld Trust                            30,342            30,342            4,708             2,354
Evan Honigsfeld Trust                              30,342            30,342            4,708             2,354
Mark Honigsfeld                                   400,517 (19)      408,259 (19)      62,144            31,072(20)
Gusti Gross-Blumenthal                            182,054           182,054           28,247            14,124
Sidney Gluck                                       90,143            90,143           13,986             6,993
Lynne Tarnopol                                    206,327           206,327           32,014            16,007

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(1)  The Registration Statement covers 4,070,633 shares of U.S. Home Systems,
     Inc. common stock owned by 26 stockholders of U.S. Home.
(2) Reflects the number of shares of common stock of U.S. Home owned on July 6, 2001. Unless otherwise indicated in the footnotes below, the persons and entities named in this table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.
(3) The Stock Purchase Agreement covered 600,000 shares of common stock sold by the Selling Stockholders. Certain of the Selling Stockholders have sold additional shares on the Nasdaq SmallCap market or in private transactions.
(4) The January Option covers 300,000 shares owned by the Selling Stockholders which may be exercised at $3.50 per share, in whole or in part, until January 1, 2004.
(5) Includes 640,300 shares of common stock held by About Face Limited, a family limited partnership in which Murray H. Gross, President, Chief Executive Officer and a director of U.S. Home, is a limited partner and the president of the general partner.
(6) Includes 49,673 shares of common stock held by About Face Limited, a family limited partnership in which Murray H. Gross, President, Chief Executive Officer and a director of U.S. Home, is a limited partner and the president of the general partner.
(7)  Mr. Bulger is a Vice President and Chief Operating Officer of U.S. Home.
(8) Includes 203,839 shares of common stock held by Gross Family Trust of which Steven L. Gross, Vice President of Marketing of U.S. Home, is the trustee. Steven L. Gross is the son of Murray H. Gross.
(9) Includes 15, 814 shares of common stock held by Gross Family Trust of which Steven L. Gross, Vice President of Marketing of U.S. Home, is the trustee. Steven L. Gross is the son of Murray H. Gross.
(10) Mr. DeFronzo is the Secretary and Chief Financial Officer of U.S. Home.

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(11) Includes 309,491 shares held by the David A. Yoho Revocable Trust of which
     Mr. Yoho, a director of U.S. Home, is the trustee.
(12) Includes 24,010 shares held by the David A. Yoho Revocable Trust of which Mr. Yoho, a director of U.S. Home, is the trustee.
(13) Mr. Wagner is a director of U.S. Home.
(14) Includes 232,118 shares of common stock owned by Mr. Moore individually and 103,164 shares held by Garden State Exterior Remodeling, Inc., of which Mr. Moore is chairman of the board and chief executive officer.
(15) Reflects sale of 16,007 shares by Garden State Exterior Remodeling, Inc. and 36,014 shares by Mr. David L. Moore.
(16) Includes 18,007 shares owned by David Moore and 8,003 shares owned by Garden State Exterior Remodeling, Inc.
(17) Gregory Kiernan is the grantor of this irrevocable trust. Mr. Kiernan is neither a trustee nor a beneficiary of the trust and disclaims any beneficial interest in the 257,909 shares of common stock. Vera Kiernan, the spouse of Gregory Kiernan, is the trustee of this trust.
(18) The 232,118 shares are owned by Mr. Kiernan individually and do not include any of the shares of common stock owned by the Kiernan Family Trust.
(19) Includes 279,149 shares of common stock held by the Mark Honigsfeld Revocable Trust and the 121,368 shares held by the trusts of Ali Honigsfeld, Avi Honigsfeld, Dahlia Honigsfeld and Evan Honigsfeld. Mr. Honigsfeld is the trustee of each of these trusts. Mr. Honigsfeld exercises voting and investment power over the U.S. Home common stock owned by the trusts.
(20) Includes 9,416 shares held by the Ali, Avi, Dahlia and Evan Honigsfeld trusts and 21,656 shares held by Mark Honigsfeld Revocable Trust of which Mark Honigsfeld is the Trustee.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on February 19, 2002 on its behalf by the undersigned, thereto duly authorized.

                                        U.S. HOME SYSTEMS, INC.


                                        By:         /s/ Murray H. Gross
                                           -----------------------------------
                                           Murray H. Gross
                                           President and Chief Executive Officer

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